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                                                                  EXHIBIT 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
IndeNet, Inc.


As independent certified public accountants, we hereby consent to the incorporation of our report dated June 18, 1997 included in this annual report on Form 10-KSB into the Company's previously filed Form S-3 Registration Statement. (No. 333-24513)


                                                /s/ BDO Seidman, LLP

Los Angeles, California
June 30, 1998